UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
On February 11, 2020, the Company issued a press release setting forth its fourth quarter and full year 2019 financial results along with its fiscal year 2020 financial outlook. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
Item 7.01.     Regulation FD Disclosure.
On February 11, 2020, the Company will hold its previously announced conference call to discuss its fourth quarter and full year 2019 results and fiscal year 2020 financial outlook. A copy of supplementary materials that will be referred to in the conference call, and which were posted to the Company’s website, is attached hereto as Exhibit 99.2.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the Company, dated February 11, 2020
99.2	Supplemental materials, dated February 11, 2020
104	Cover Page Interactive Data File, formatted in iXBRL

Index to Exhibits
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Press Release issued by the Company, dated February 11, 2020
99.2                Supplemental materials, dated February 11, 2020
104                Cover Page Interactive Data File, formatted in iXBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Andre J. Fernandez
Andre J. Fernandez
Executive Vice President and Chief Financial Officer
Date: February 11, 2020